PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                            FIRST LEESPORT BANCORP, INC.
                   (Name of Registrant as Specified in its Charter)

                                       Registrant
                      (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules
       14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)    Proposed maximum aggregate value of transaction:

       5)    Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:

       2)    Form, Schedule or Registration Statement No.:

       3)    Filing Party:

       4)    Date Filed:

                             FIRST LEESPORT BANCORP, INC.

                                    _______________

                                        NOTICE
                                          OF
                            ANNUAL MEETING OF STOCKHOLDERS
                               to be held April 27, 1999

                                    _______________

       NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of First Leesport Bancorp, Inc. (the
"Company") will be held on April 27, 1999 at 1:30 P.M. (Eastern
Time) at the Leesport Market and Auction, R.D. #1, Leesport,
Pennsylvania, for the following purposes:

             (1) To elect three Class II directors to hold office for three years from the date of election and one Class III director to hold office for one year from the date of election and until their respective successors shall have been elected and qualified (Matter No. 1).

             (2) To approve an amendment to the Company's Articles of Incorporation that would increase the Company's authorized capital stock to 10,000,000 shares of Common Stock (Matter
No. 2).

             (3) To approve an amendment to the Company's Articles of Incorporation that would reduce the percentage of outstanding shares that must vote to approve certain mergers and consolidations (Matter No. 3).

             (4) To approve the First Leesport Bancorp, Inc. 1998 Employee Stock Incentive Plan (Matter No. 4).

             (5) To approve the First Leesport Bancorp, Inc. 1998 Independent Directors Stock Option Plan (Matter No. 5).

             (6) To approve the appointment of Beard & Company, Inc. as the Company's independent auditors for 1999 (Matter
No. 6).

             (7) To transact such other business as may properly be presented at the Meeting or any adjournment or adjournments thereof.

       Only stockholders of record at the close of business on March 12, 1999, will be entitled to notice of, and to vote at, the Meeting.

       WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE
PROVIDED.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        RAYMOND H. MELCHER, JR.
                                        President

Leesport, Pennsylvania
March 23, 1999

                                    PROXY STATEMENT
                                  For Annual Meeting
                                    April 27, 1999

                                  GENERAL INFORMATION

Solicitation of Proxies

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company's Annual Meeting of Stockholders to be held April 27, 1999 (the "Meeting"). The expense of soliciting proxies will be borne by the Company. It is expected that the solicitation of proxies will be primarily by mail. The Company's directors, officers and employees may also solicit proxies personally and by telephone.

       The execution and return of the enclosed proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any stockholder filing a proxy may revoke it at any time before it is exercised by either submitting to the Secretary of the Company a written notice of its revocation or a subsequently executed proxy, or by attending the Meeting and electing to vote in person. Only stockholders of record at the close of business on March 12, 1999, are entitled to notice of, and to vote at, the Meeting. On that date there were 1,273,284 shares of the Company's common stock outstanding, each of which will be entitled to one vote on each matter properly presented at the Meeting. This Proxy Statement and the accompanying Proxy Card were first mailed to stockholders on or about March 23, 1999.

       If the enclosed proxy is appropriately marked, signed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted:

             - "FOR" the election, as directors, of the Board of Directors' nominees (see Matter No. 1);

             - "FOR" approval of the amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock to 10,000,000 shares (see Matter No. 2);

             - "FOR" approval of the amendment to the Company's Articles of Incorporation to reduce the vote required to approve certain mergers and consolidations (see Matter No. 3);

             - "FOR" approval of the First Leesport Bancorp, Inc. 1998 Employee Stock Incentive Plan (see Matter No. 4);

             - "FOR" approval of the 1998 Independent Directors Stock Option Plan (see Matter No. 5); and
  <PAGE 1>
             - "FOR" approval of appointment of Beard & Company, Inc. as the Company's auditors for 1999 (see Matter No. 6).

       Signed proxies will be voted "FOR" or "AGAINST" each other matter that properly comes before the Meeting, or any adjournment or adjournments thereof, in the discretion of the persons named as proxyholders.

Annual Report

       The Company's annual report for the year ended December 31, 1998, is enclosed with this Proxy Statement and is furnished to stockholders for information only and no part thereof is incorporated by reference herein.

Quorum

       The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast shall constitute a quorum at the Meeting. Abstentions with respect to one or more proposals voted upon at the Meeting will be included for purposes of determining the presence of a quorum at the Meeting.

                                     MATTER NO. 1
                                 ELECTION OF DIRECTORS

General

       The Bylaws of the Company (the "Bylaws") provide that the Company's business shall be managed by a Board of Directors of not less than five and not more than twenty-five persons. The Board of Directors of the Company, as provided in the Bylaws, is divided into three classes: Class I, Class II and Class III, with each class being as nearly equal in number as possible.

       As of March 12, 1999, the Board of Directors consisted of ten members, with four members in Class I, three members in Class II, and three members in Class III.

       Under the Bylaws, a vacancy in the Board of Directors is filled by the remaining members of the Board. If the vacancy results from the death, resignation or removal of a director, the director elected to fill the vacancy will become a member of the class in which the vacancy occurred. By comparison, persons elected by the Board of Directors in connection with an increase in the size of the Board are designated by the Board of Directors as belonging to either Class I, Class II, or Class III. In either case, the Bylaws further provide that each director so elected remains a member of the Board of Directors until his or her successor is elected by the stockholders at the next annual meeting of stockholders, or at any prior special meeting duly called for that purpose.

       The term of office for each director in Class II expires on the date of the Annual Meeting of Stockholders on April 27, 1999.
Accordingly, three Class II directors have been nominated for election at the Meeting.

       Edward C. Barrett was elected as a director by the Board of Directors on November 10, 1998, to fill a vacancy in Class III.
In accordance with the Bylaws, Mr. Barrett has been nominated for election as a Class III director.

       The three nominees for Class II receiving the highest number of votes at the Meeting and the nominee in Class III receiving the highest number of votes at the Meeting will be elected to serve as directors. The term of office for those nominees elected as Class II directors at the Meeting will expire in 2002 and the term of office for the nominee elected as a Class III director will expire in 2000.

       It is the intention of the persons named as proxyholders to vote, in their discretion, all shares that they represent FOR the election of the three Class II nominees and FOR the election of the one Class III nominee.
  <PAGE 3>
Nominations

       The Bylaws permit nominations for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations for directors made by stockholders, other than those made by management of the Company, must be made by notice in writing to the Secretary of the Company no less than twenty days prior to the Meeting. The notification should contain the following information, to the extent known by the notifying stockholder: (1) the name and address of each proposed nominee;
(2) the principal occupation of each proposed nominee; (3) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (4) the name and address of the notifying stockholder; and (5) the number of shares of capital stock of the Company owned by the notifying stockholder.

       Nominations not made in accordance with the foregoing procedure may be disregarded by the presiding officer at the Meeting. Additionally, the nominee must be qualified to serve as a director of the Company. The Bylaws require a director to be a stockholder of the Company, to have had his principal residence in Berks County, Pennsylvania for at least one year prior to the time of election, and to be under the mandatory retirement age, which precludes nomination and election of a person who would reach the age of 70 at any time during his or her term, if elected.

       As of the date of this Proxy Statement, the Company has not received a notice of nomination for election as a director from any stockholder.

       Any stockholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. The Company's management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

Directors

       The following table sets forth information concerning the nominees for election as directors and the continuing directors, including their principal occupations or employment during the past five years and their ownership of common shares of the Company as of February 15, 1999. Each of these persons is presently a director of the Company.

  <PAGE 4>

    Name, Address, and                                                       Percent of
Principal Occupation During                             Shares of Common    Total Shares
        Past 5 years          Age    Director Since        Stock Owned      Outstanding
NOMINEES FOR CLASS II DIRECTORS TO SERVE UNTIL 2002

RAYMOND H. MELCHER, JR.        47           1998             10,530(2)       *
Wyomissing, Pennsylvania
President and Chief Executive
Officer of the Company since
June 1998; prior
thereto President and
Chief Executive Officer of
Security National Bank of
Pottstown since March 1994.

WILLIAM J. KELLER              65           1986               6,456(3)       *
Fleetwood, Pennsylvania
President of William J.
Keller Mobile Homes, Inc.
(a mobile home retailer)

CHARLES J. HOPKINS             48          1999               57,791         4.5%
Wyomissing, Pennsylvania
President of
Essick & Barr, Inc.

NOMINEES FOR CLASS III DIRECTOR TO SERVE UNTIL 2000

EDWARD C. BARRETT              50          1998                  200          *
Wyomissing Hills, Pennsylvania
Executive Vice President and
Chief Operating Officer of
Eltrax Systems, Inc.

CLASS I DIRECTORS SERVING UNTIL 2001

JOHN T. CONNELLY               63           1976(1)            6,710(4)      *
Wyomissing Hills, Pennsylvania
Chairman of the Company
since May
1998; prior thereto
President and Chief Executive
Officer of the Company since
1976.

KAREN A. RIGHTMIRE             51           1994                 220          *
Reading, Pennsylvania
President, United Way
of Berks County, Pennsylvania
since 1989

RICHARD L. HENRY               50           1994               1,388          *
Reading, Pennsylvania
President of RLH Enterprises,
Inc. (car wash) and President
of Manor Equipment, Inc.
Lawn/Garden Equipment Retailer

ALFRED J. WEBER                46           1995                 215          *
Reading, Pennsylvania
President, Tweed Weber, Inc.
(management consulting firm)  <PAGE 5>

CONTINUING CLASS III DIRECTORS SERVING UNTIL 2000

HARRY J. O'NEILL III           49           1984(1)             3,100         *
Leesport, Pennsylvania
President of O'Neill
Financial, Inc. (personal
holding company)

DANIEL W. WEIST                44           1993                  200         *
Leesport, Pennsylvania
President of Leesport
Farmers Market, Inc. since
1999; prior thereto Vice
President of Leesport
Farmers Market, Inc.

All Directors and Executive                                    112,264         8.8%
Officers as a Group (18
persons)

_______________

*      Less than 1% of the outstanding shares of Common Stock.

(1) With respect to John T. Connelly and Harry J. O'Neill, III, the period indicated includes the period served as director of the Bank.

(2) Includes 300 shares owned jointly with his wife and 1,500 shares owned by his wife.

(3)    Includes 6,255 shares owned jointly with his wife.

(4) Includes 680 shares owned jointly with his wife and 6,030 shares owned by his wife.

                                ADDITIONAL INFORMATION

Board and Committee Meetings

       During 1998, the Company's Board of Directors met 8 times and the Bank's Board of Directors met 14 times.

       The Company's Board of Directors has created an Executive Committee and is authorized, under the Company's By-laws, to create such other committees as it deems appropriate. At present, no other committees have been established, and other committee functions are presently performed by committees of the Bank's Board. There is no Nominating Committee or Compensation Committee. The duties typically performed by these committees are performed by the Executive Committee of the Company's Board of Directors. The Bank's Board has an Executive Committee, Audit Committee, Asset Liability Management Committee, Executive Credit Committee, CRA Committee and Insurance Committee.

       The Executive Committee of the Bank and the Company met
11 times during 1998. The Executive Committee may exercise the authority of the respective Boards to the extent permitted by law during intervals between meetings of such Boards. The members of the Executive Committee of the Company and the Bank are Raymond H. Melcher, Jr., John T. Connelly, Karen A. Rightmire, Alfred J. Weber and Edward C. Barrett.

       The Audit Committee of the Bank, which met 4 times during 1998, is responsible for reporting to the Board on the general financial condition of the Bank and the results of the annual audit, and is responsible for ensuring that the Bank's activities are being conducted in accordance with law and the rules and regulations established by the Comptroller of the Currency and other regulatory and supervisory authorities. The Audit Committee also reviews the work of the Loan Review Officer and Security Officer in accordance with such supervisory regulations. In addition, the Audit Committee recommends to the Board the services of a reputable public accounting firm who the Board then appoints at the annual reorganization meeting of the Board. The members of the Audit Committee are Harry J. O'Neill, III,
Daniel W. Weist and Edward C. Barrett.

       The Asset Liability Management Committee, which met 9 times during 1998, is responsible for monitoring interest rate sensitivities of the Bank's assets and liabilities and matching the maturities on the Bank's assets and liabilities. The members of the Asset Liability Committee are John T. Connelly,
Frederick P. Henrich, Raymond H. Melcher, Jr., James E.
Kirkpatrick, and Janet McIlhenny.

       The Executive Credit Committee, which met 5 times during 1998, is responsible for approving credits up to limits established by the Board of Directors, for reviewing in detail the status of delinquent loans and the overall rate of <PAGE 7> delinquency of the loan portfolio. The members of the Executive Credit Committee are John T. Connelly, Daniel W. Weist,
William J. Keller, Charles J. Hopkins, and Harry J. O'Neill, III.

       The Insurance Committee, which met 1 time during 1998, is responsible for reviewing and making recommendations to the Board concerning the Company's insurance coverages. The Insurance Committee was eliminated in 1998, and its duties were transferred to Essick & Barr, Inc., the Bank's insurance agency subsidiary. The members of the Insurance Committee were Frederick P. Henrich, Raymond H. Melcher, Jr., and Gary W. Krick.

       The CRA Committee, which met 3 times in 1998, consists of:
John T. Connelly, Janet L. McIlhenny, Holly A. Balatgek,
Raymond H. Melcher, Jr., and Karen A. Rightmire. The purpose of the CRA Committee is to identify and address community credit needs through outreach to community groups, evaluate the Bank's written Community Reinvestment Act ("CRA") policy, provide for internal training of all levels of bank employees and directors, and ensure compliance with the CRA performance category guidelines.

       During 1998, all of the directors of the Company attended at least 75% of the aggregate of all meetings of the Company's Board of Directors and the Bank Board committees on which they served.

Director Compensation

       Directors who are not officers of the Company or of the Bank receive an annual fee of $1,500 and $300 for each meeting of the Bank's Board of Directors and $150 for each Bank Board committee meeting that they attend. In addition, the Secretary of the Board of Directors receives $750 per year. Directors receive no fees for attending meetings of the Company's Board of Directors. Certain directors have entered into agreements with the Bank providing for the deferral of part or all of the fees payable to them by the Bank. See "Deferred Compensation and Salary Continuation Agreements" herein.

       The Company and the Bank maintain a directors and officers liability insurance policy. The policy covers all directors and officers of the Company and the Bank for certain liability, loss, damage, and expense that they may incur in their capacities as such. To date, no claims have been filed under this insurance policy.

Executive Officers

       The following table sets forth certain information for each of the Company's executive officers as of February 15, 1999:

                                                                 Percent of
                                                    Shares of      Total
                                        Position     Common        Shares       Principal Occupation
Name, Address, and Position               Held        Stock         Out-              for
Held with the Company            Age    Since        Owned        standing          Past 5 Years
RAYMOND H. MELCHER, JR.           47      1998      10,530(1)    *              President and Chief
Wyomissing, Pennsylvania                                                        Executive Officer
President and Chief                                                             of the Company since
Executive Officer                                                               June 1998; prior
                                                                                thereto President and
                                                                                Chief Executive
                                                                                Officer of Security
                                                                                National Bank of
                                                                                Pottstown since March
                                                                                1994

JOHN T. CONNELLY                  63      1986       6,710(2)    *              Chairman of the
Wyomissing Hills, Pennsylvania                                                  Company since
Chairman                                                                        May 1998; prior
                                                                                thereto President of
                                                                                Company since 1986

GARY W. KRICK(7)                  52      1986       3,217(3)    *              Vice President of
Reading, Pennsylvania                                                           Company since 1986.
Vice President

FREDERICK P. HENRICH              39      1986          83(4)    *              Treasurer of the
Wernersville, Pennsylvania                                                      Company since January
Treasurer and Chief                                                             1986 and Chief
Financial Officer                                                               Financial Officer of
                                                                                the Bank since January
                                                                                1990

CHARLES J. HOPKINS                48      1998      57,791       4.5%           President of Essick &
Wyomissing, Pennsylvania                                                        Barr, Inc. since 1992
President of Essick & Barr,
Inc.

MICHAEL D. HUGHES                 47      1998      21,498       1.7%           Senior Vice President
Reading, Pennsylvania                                                           of Essick & Barr, Inc.
Senior Vice President of                                                        since 1992
Essick & Barr, Inc.

JAMES E. KIRKPATRICK              37      1998         200       *              Vice President of
Sinking Spring, Pennsylvania                                                    Commercial Lending
Vice President of                                                               since December
Commercial Lending                                                              1998; prior thereto
                                                                                Vice President of
                                                                                Commercial Lending at
                                                                                Pennsylvania National
                                                                                Bank since 1993

LINDA N. MENSCH                   43    1998        -0-          *              Vice President of
Reading, Pennsylvania                                                           Retail Banking since
<PAGE 9>
Vice President-Director                                                         January, 1999; prior
of Retail Banking                                                               thereto Vice President
                                                                                of Bank of
                                                                                Pennsylvania since
                                                                                1994

M. JANE LAUSER                    54      1989         216(5)    *              Vice President of the
Leesport, Pennsylvania                                                          Bank since May 1989
Vice President of the Bank

SHEILA L. REPPERT                 47      1996          35(6)    *              Vice President of the
Bethel, Pennsylvania                                                            Bank since 1996;
Vice President of the Bank                                                      Human Resources
                                                                                Officer prior to that
                                                                                since 1987

JANET BRYANT-MCILHENNY            43      1996         205(8)    *              Vice President of the
Fleetwood, Pennsylvania                                                         Bank since 1996; Vice
Vice President Marketing                                                        President of Great
of the Bank                                                                     Valley Savings Bank
                                                                                prior to that since
                                                                                1985.

All executive officers as                             100,485    7.9%
a group (11 persons)
_______________

*      Less than 1% of the outstanding shares of common stock.

(1) Includes 300 shares owned jointly with his wife and 1,500 shares owned by his wife.

(2) Includes 680 shares owned jointly with his wife and 6,030 shares owned by his wife.

(3) Includes 2,858 shares owned jointly with his wife and 162 shares owned jointly with his sons.

(4)    All shares owned jointly with his or her spouse.

(5) Includes 164 shares owned jointly with her husband, 26 shares owned jointly with her son, and 26 shares owned jointly by her husband and son.

(6)    Includes 30 shares owned jointly with her daughter.

(7)    Gary W. Krick is retiring on March 31, 1999.

(8)    Includes 200 shares owned jointly with her husband.


Executive Compensation

       The following table sets forth certain information with respect to the compensation of the Company's President and Chief Executive Officer and each other executive officer of the Company
<PAGE 10> whose total cash compensation exceeded $100,000 in the fiscal year ended December 31, 1998 (the "Named Executive
Officers").

                                     SUMMARY OF COMPENSATION

                                  Annual           Long Term Compensation
                               Compensation                 Awards

                                                                 Securities
                                                 Restricted      Underlying     All other
      Name and                                     Stock        Options/SARs   Compensation
 Principal Position    Year   Salary(1)   Bonus    Award           (#)         (2)(3)(4)
Raymond H. Melcher,    1998   $ 89,104   $  -0-   $5,450           4,000        $ -0-
  Jr.
President and Chief
Executive Officer

John T. Connelly,      1998   $116,000   $  -0-      -0-            $0             $42,435
Chairman               1997    116,000    32,452     -0-            $0             $42,144
                       1996    112,000    13,375     -0-            $0             $38,301

_________________

(1) The amount indicated includes amounts which were deferred pursuant to the Bank's 401(k) plan. The Bank adopted a defined contribution plan under Section 401(k) of the Internal Revenue Code during 1990. Under the 401(k) plan, employees who elect to participate may elect to have his or her earnings reduced and to cause the amount of such reduction to be contributed, on his or her behalf, to the 401(k) plan's relating trust in an amount from 1% to 10% of his or her earnings. The Bank will make a matching contribution equal to 50% of the employees' salary reduction up to a maximum of 3.5% of the employee's salary. Any employee who has reached the age of 21 and has worked 1,000 hours in a plan year is eligible to participate in the 401(k) plan.

(2) The amount indicated reflects no portion of the contribution made by the Bank to the Bank's noncontributory pension plan, which is a defined benefit plan, because such contribution is determined actuarially for all participants in the aggregate and is not allocable to any one participant or group of participants.

(3) The Company provides other benefits to certain executive officers in connection with their employment. The value of such personal benefits which is not directly related to job performance is not included in the table above because the value of such benefits does not exceed the lesser of $50,000 or 10% of the salary and bonus paid to the named individual.
  <PAGE 11>
(4) Represents the cost of purchasing life insurance policy to fund obligation under Salary Continuation Agreement for Mr. Connelly and the Company's matching contribution to Mr. Connelly's account under the Bank's 401(k) plan.
       Mr. Melcher was not eligible to participate in the Bank's 401(k) plan in 1998.

       The following table sets forth information concerning grants of stock options during the fiscal year ended December 31, 1998 to the Named Executed Officers.

                           Option Grants in Last Fiscal Year

                                  Individual Grants
                        Number of   % of Total                      Potential Realizable
                        Securities  Options                         Value at Assumed
                        Underlying  Granted to  Exercise              Annual Rates of
                         Options    Employees   or Base     Expir-     Price Appreciation
                        Granted(1)  in Fiscal   Price(2)    ation      for Option Term
     Name                  (#)        Year       ($/Sh)     Date     5% ($)(3)  10%($)(3)
Raymond H. Melcher, Jr.    1,000       2.2%     $23.875   12/22/08    $15,015    $ 38,051
                           3,000       6.6%     $27.25    06/15/08    $51,412    $130,288


_______________________

(1) All amounts represent nonqualified stock options. Terms of outstanding nonqualified stock options are for a period of ten years from the date the option is granted. The options granted to Mr. Melcher, vest ratably over a period of five years and may not be exercised until six months after the date they are granted. At the option of the committee administering the Employee Stock Incentive Plan or the Board of Directors, options may be exercised during a period not to exceed three months following an optionee's voluntary termination of employment other than by reason of retirement or disability.

(2) Under the terms of the plan, the exercise price per share must at least equal the par value of the Company's common stock. The exercise price may be paid in cash, in shares of First Leesport common stock valued at fair market value on the date of exercise, or pursuant to a cashless exercise procedure under which the optionee pays part or all of the exercise price by surrendering shares of stock received upon exercise of the option.

(3) The dollar amounts set forth under these columns are the result of calculations made at the 5% and 10% appreciation rates set forth in Securities and Exchange Commission regulations and are not intended to indicate future price appreciation, if any, of First Leesport common stock.
  <PAGE 12>
       The following table sets forth information concerning exercised and unexercised options to purchase First Leesport common stock granted to the Named Executive Officers:

                       AGGREGATED OPTIONS EXERCISED IN LAST YEAR
                          AND DECEMBER 31, 1998 OPTION VALUE

                                                  Number of
                                                  Securities           Value of
                                                  Underlying         Unexercised
                                                  Unexercised        In-the-Money
                                                  Options at          Options at
                                                  December 31,        December 31,
                       Shares                       1997(#)             1997($)
                    Acquired on  Value Realized  Exercisable/       Exercisable/
    Name            Exercise(#)       ($)        Unexercisable      Unexercisable(2)

Raymond H. Melcher,     -0-           -0-          -0-/4,000(1)        -0-/$875
  Jr.

_________________

(1) Options for 1,000 shares have an exercise price of $23.875 per share and options for 3,000 shares have an exercise price of $27.25 per share.

(2) Based on a market value of $23 per share for First Leesport common stock at December 31, 1998.

Executive Employment Agreements

       The Company and the Bank have entered into an employment agreement dated June 15, 1998 with Raymond H. Melcher, Jr. (the "Employment Agreement"). The Agreement has an initial term of three years and, unless terminated as set forth therein, is automatically extended annually to provide a new term of three years except that, at certain times, notice of non-extension may be given, in which case the Employment Agreement will expire at the end of its then current term. No such notice has been given.

       The Employment Agreement provides a base salary of $150,000 which, if increased by action of the Board of Directors, becomes the new base salary provided thereafter by the Employment Agreement. Mr. Melcher is to be provided with exclusive use of an automobile, with all insurance, maintenance and operating costs to be paid by the Company and the Bank. In addition, the Employment Agreement provides, among other things, the right to participate in any bonus plan approved by the Board of Directors and insurance, vacation, pension and other fringe benefits for Mr. Melcher.

       If Mr. Melcher's employment is terminated without cause (as defined), whether or not a change in control (as defined) of the Company has occurred, or if Mr. Melcher voluntarily terminates employment for certain reasons following a change in control, Mr. Melcher becomes entitled to severance benefits under the
<PAGE 13> Employment Agreement.  Such reasons include any
reduction in title or responsibilities, any assignment of duties and responsibilities inconsistent with Mr. Melcher's status as President and Chief Executive Officer, a reduction in salary or benefits, or any reassignment to a location greater than 25 miles from the location of Mr. Melcher's office on the date of the change in control. If any such termination occurs, Mr. Melcher will be paid an amount equal to 2.99 times his base compensation as determined under Section 280G of the Internal Revenue Code.
The payment to which Mr. Melcher is entitled decreases at six month intervals if his termination or resignation occurs after he attains age 62-1/2.

       The Employment Agreement contains provisions restricting
Mr. Melcher's right to compete with the Company and the Bank for a period of one year unless his employment is terminated other than for cause.

       The Company and the Bank have entered into an employment agreement dated October 15, 1997 with John T. Connelly. The employment agreement provides that Mr. Connelly is to serve as Chairman of the Board of Directors of the Company and the Bank. As Chairman of the Board, Mr. Connelly will be a full time employee and will be entitled to an annual base salary of $116,000 and will participate in all of the Company's employee benefit plans except any executive incentive plan. The employment agreement terminates on July 31, 2000 unless terminated earlier for Cause or Disability (both as defined in the Severance Agreement dated January 1, 1991 between the Company and Mr. Connelly). Absent a change in control (as defined in the Severance Agreement), Mr. Connelly's employment can be terminated upon thirty days written notice, in which event Mr. Connelly will be entitled to receive his annual base salary and other employee benefits until July 31, 2000.

Severance Agreement

       In January 1991, the Company entered into an agreement with John T. Connelly that provides that, in the event of a "change in control" of the Company or the Bank, if Mr. Connelly's employment is terminated or if he resigns as a result of diminution in position, compensation or benefits, reassignment to a location beyond 25 miles from Leesport, Pennsylvania, or significantly increased travel requirements, he will be entitled generally to a lump sum payment equal to 2.99 times his base compensation. The payment to which Mr. Connelly is entitled decreases at six month intervals if his termination or resignation occurs after he attains age 62-1/2. The agreement has a two year term with automatic annual renewal for a period of two years unless the other party gives notice of nonrenewal, in which case the agreement continues until the end of the current term. The compensation payable under the agreement in the event of a "change in control" will not be reduced by any compensation or benefits payable by a subsequent employer.
  <PAGE 14>
Deferred Compensation and Salary Continuation Agreements

       The Bank has entered into agreements with certain directors of the Bank that permit the director to defer part or all of his director fees until the director ceases to be a director of the Bank. Interest accrues on the deferred fees at an annual rate of 8%. The director is an unsecured creditor of the Bank with respect to such deferred fees. The agreements also provide that if the director dies or becomes disabled while a director of the Bank, the director receives certain death or disability benefits. The Company has purchased whole life insurance policies on the directors to fund its obligations under these agreements.

       The Bank has entered into agreements with certain of its executive officers that provide for monthly payments to the officer if such officer's employment is involuntarily terminated without cause before age 65 for reasons other than death, disability or a change in control of the Bank or the Company. In addition, the officer is entitled to such monthly payments if the officer terminates his employment on or after age 65 or if the officer's employment is terminated (whether voluntarily or involuntarily) for reasons other than death, disability, or retirement within 36 months after a "change in control" has occurred. A "change in control" is deemed to have occurred if the transfer of 51% or more of the Bank's or the Company's outstanding voting stock has occurred in a transaction or series of related transactions. The agreements also provide for the payment of such benefits to the officer if such officer dies while employed by the Bank. In addition, the agreements provide for disability benefits and for certain reduced benefits upon retirement on or after age 60 but prior to age 65. The Bank has purchased certain whole life insurance policies on its officers to fund its obligations under these agreements.

Legal Proceedings

       The nature of the Bank's business generates a certain amount of litigation involving matters arising in the ordinary course of business. In the opinion of the management of the Bank, there are no proceedings pending to which the Bank is a party or to which its property is subject, that, if determined adversely to the Bank, would be material in relation to the Bank's stockholders' equity or financial condition, nor are there any proceedings pending other than ordinary routine litigation incident to the business of the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Bank by governmental authorities or other parties.
  <PAGE 15>
Transactions with Management and Others

       Some of the directors and officers of the Company, and the companies with which they are associated, are customers of and during 1998 had banking transactions with the Bank in the ordinary course of the Bank's business, and intend to do so in the future. All loans and commitments to loan included in such transactions were made in the ordinary course of business under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Bank's management, do not involve more than the normal risk of collection or present other unfavorable features. At December 31, 1998 total loans and commitments of approximately $4,996,000 were outstanding to the Company's executive officers and directors and their affiliated businesses, which represented 24.3% of the Company's stockholders' equity.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires First Leesport's officers and directors, and any persons owning ten percent or more of First Leesport's common stock, to file in their personal capacities initial statements of beneficial ownership, statements of change in beneficial ownership and annual statements of beneficial ownership with the Securities and Exchange Commission (the "SEC"). Persons filing such beneficial ownership statements are required by SEC regulation to furnish First Leesport with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in First Leesport's proxy statement. Based solely on First Leesport's review of reports on Form 3 filed by its directors and executive officers, it appears that Edward C. Barrett, Richard L. Henry, Harry J. O'Neill III, Karen Rightmire, Alfred J. Weber, and Daniel W. Weist failed to file reports on Form 3 on a timely basis. First Leesport may not have advised such persons of their obligation to file such reports. All such persons have recently filed such reports with the SEC.

                                     MATTER NO. 2

             PROPOSAL TO AMEND FIRST LEESPORT'S ARTICLES OF INCORPORATION
              TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                      FROM 2,000,000 SHARES TO 10,000,000 SHARES

       The Board of Directors has approved an amendment to Article Fifth of the Articles of Incorporation that, if adopted, would increase the number of authorized shares of First Leesport common stock from 2,000,000 to 10,000,000 shares. The Board of Directors recommends that shareholders approve this amendment.

       At March 1, 1999, there were 1,273,284 shares of First Leesport common stock issued and outstanding. Of the remaining
<PAGE 16> 726,716 shares of authorized common stock on such date,
250,000 shares are reserved for issuance under the Company's stock option plans, leaving only 476,716 shares of common stock available for issuance. Because approximately 487,262 shares may be issued in connection with First Leesport's pending acquisition of Merchants of Shenandoah Ban-Corp., additional authorized shares are required to complete such acquisition.

       Matter No. 2 is being proposed because the Board of Directors believes that it is advisable to have a greater number of authorized but unissued shares of common stock available for various corporate programs and purposes. The Company may from time to time consider acquisitions, stock dividends or stock splits, and public or private financings to provide the Company with capital, which may involve the issuance of additional shares of common stock or securities convertible into common stock. Also, additional shares of common stock may be necessary to meet anticipated future obligations under First Leesport's stock option plans. The Board of Directors believes that having authority to issue additional shares of common stock will avoid the possible delay and significant expense of calling and holding a special meeting of shareholders to increase authorized capital.

       The Company has no present plan, agreement or understanding involving the issuance of its common stock except for shares required or permitted to be issued upon exercise of outstanding stock options and in connection with First Leesport's pending acquisition of Merchants of Shenandoah Ban-Corp. It is possible, however, that additional merger and acquisition opportunities involving the issuance of shares of common stock will develop.
It is also possible that an increase in the market price for common stock, and conditions in the capital markets generally, may make a stock dividend, a stock split or a public offering of the Company's stock desirable. First Leesport believes that an increase in the number of authorized shares of First Leesport's common stock will enhance its ability to respond promptly to any such opportunities.

       If Matter No. 2 is approved, the Board of Directors will not solicit shareholder approval to issue additional authorized shares of common stock, except to the extent that such approval may be required by law or the rules of the National Association of Securities Dealers, Inc. (the "NASD"), and such shares may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors may determine.
Under the rules of the NASD applicable to First Leesport, shareholder approval must be obtained prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of First Leesport's then outstanding shares in connection with an acquisition by First Leesport.

       Although the Board of Directors presently intends to employ the additional shares of common stock solely for the purposes set forth above, such shares could be used by the Board of Directors to dilute the stock ownership of persons seeking to obtain
<PAGE 17> control of the Company, thereby possibly discouraging or deterring a nonnegotiated attempt to obtain control of the Company and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board of Directors have knowledge of, any effort to accumulate First Leesport capital stock or to obtain control of First Leesport by means of a merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

       The amendment of the Articles of Incorporation to increase the number of authorized shares of common stock from 2,000,000 to 10,000,000 will consist of a revision of Article Fifth of the Articles of Incorporation to provide as follows:

             "FIFTH. The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 10,000,000 shares of common stock, par value $5.00 per share."

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS AMENDMENT. The affirmative vote of a majority of all votes cast at the Meeting is required to approve this amendment.
Abstentions and broker nonvotes will not constitute or be counted as "votes" cast for purposes of the Meeting. All proxies will be voted "FOR" approval of the amendment unless a shareholder specifies to the contrary on such shareholder's proxy card.

                                     MATTER NO. 3

             PROPOSAL TO AMEND FIRST LEESPORT'S ARTICLES OF INCORPORATION
               TO REDUCE THE PERCENTAGE OF OUTSTANDING SHARES THAT MUST
                  VOTE TO APPROVE CERTAIN MERGERS AND CONSOLIDATIONS

       The Board of Directors has approved an amendment to Article Twelfth of the Articles of Incorporation that, if adopted, would decrease the percentage of outstanding shares that must vote to approve certain mergers and consolidations to which the Company is a party. The Board of Directors recommends that shareholders approve this amendment.

       Article Twelfth of the Company's Articles of Incorporation presently require any merger or consolidation to which the Company is a party be approved by the affirmative vote of the holders of at least 70% of the outstanding shares of common stock of the Company. This supermajority vote is required even if the Company is the survivor in the merger or if the Board of Directors believes that the merger or consolidation is in the best interests of the shareholders. As the Company grows and has more shareholders, obtaining approval of holders of 70% of the outstanding shares may be extremely difficult and costly. The Company may be required to engage professional proxy solicitors in order to ensure that the necessary number of shareholders execute and return their proxy cards. Under the NASD's rules brokers are not allowed to vote shares registered in their names on mergers or consolidations unless directed how to vote by the
<PAGE 18> beneficial owner.  Because the Company's Articles of
Incorporation now require approval of 70% of the outstanding shares, these broker nonvotes would in effect be a vote against any proposed merger or consolidation.

       The proposed amendment would reduce the required vote to approve a merger or consolidation to a majority of the votes cast at any shareholder meeting called to approve such transaction if
(i) the members of the Board of Directors of the Company would constitute a majority of the Board of Directors of the surviving entity (in the case of a merger) or of the new entity (in the case of a consolidation), and (ii) if after the merger or consolidation is completed shareholders of the Company will hold such number of shares of the new or surviving entity as are entitled to cast, in the aggregate, at least a majority of the votes that can be cast for the election of directors of the new or surviving entity.

       Except for the pending merger with Merchants of Shenandoah Ban-Corp., the Company has no present plan, agreement or understanding involving any merger or consolidation. It is possible, however, that other merger or consolidation opportunities may occur in which the lower shareholder approval requirement will enhance its ability to take advantage of such opportunities without reducing shareholder protection against an unwelcome hostile takeover of the Company.

       The amendment of the Articles of Incorporation to reduce the percentage of votes required to approve certain mergers and consolidations will consist of a revision of Article Twelfth of the Articles of Incorporation to provide as follows:

                    "12.  Shareholder Action.  No merger,
             consolidation, liquidation or dissolution of the Corporation nor any action that would result in the sale or other disposition of all or substantially all of the assets of the Corporation shall be valid unless first approved by the affirmative vote of the holders of at least seventy percent (70%) of the outstanding shares of Common Stock.
             Notwithstanding the preceding sentence, this
             Article 12 shall not apply to any merger or consolidation involving the Corporation if
             (i) members of the Board of Directors of the Corporation will constitute at least a majority of the Board of Directors of the surviving or new corporation or entity and
             (ii) shareholders of the Corporation will hold in the aggregate voting shares of the surviving or new corporation or entity to be outstanding immediately after completion of the merger or consolidation entitled to cast at least a majority of the votes entitled to be cast generally for the election of
             <PAGE 19> directors.  This Article may not be
             amended unless first approved by the
             affirmative vote of the holders of at least seventy percent (70%) of the outstanding shares of Common Stock."

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS AMENDMENT. The affirmative vote of 70% of all votes entitled to be cast at the Meeting is required to approve this amendment. Abstentions and broker nonvotes will, in effect, constitute "votes" against the proposed amendment. All proxies will be voted "FOR" approval of the amendment unless a shareholder specifies to the contrary on such shareholder's proxy card.

                                     MATTER NO. 4

                        PROPOSAL TO APPROVE THE FIRST LEESPORT
                   BANCORP, INC. 1998 EMPLOYEE STOCK INCENTIVE PLAN

       The Board of Directors has adopted, subject to shareholder approval, the First Leesport Bancorp, Inc. 1998 Employee Stock Incentive Plan (the "Employee Stock Incentive Plan"). The Board believes the Employee Stock Incentive Plan will benefit shareholders by allowing the Company to attract and retain employees who have the ability to enhance the value of the Company and by aligning the interests of employees with those of the shareholders through increased stock ownership. The Board therefore recommends approval of the Employee Stock Incentive Plan.

       The following is a summary of the Employee Stock Incentive
Plan. The summary is qualified in its entirety by reference to the full text of the Employee Stock Incentive Plan, which is attached to this Proxy Statement as Exhibit A.

General Information

       The Employee Stock Incentive Plan will be administered by a committee of two or more members of the Board selected by the Board (which may be the entire Board) (the "Committee"). The Committee will be authorized to grant to employees up to 200,000 shares of the Company's common stock in the form of stock options, restricted stock, and stock appreciation rights
("SARs"). The Employee Stock Incentive Plan will become effective upon approval by the shareholders and will expire on November 10, 2008 unless terminated earlier by the Board.

Authority of Committee

       The Employee Stock Incentive Plan will be administered and interpreted by the Committee. The Committee will select persons to receive grants from among the Company's employees, determine the types of grants and number of shares to be awarded to grantees, and set the terms, conditions and provisions of the grants consistent with the Employee Stock Incentive Plan. The
<PAGE 20> Committee may establish rules for administration of the
Employee Stock Incentive Plan.

Eligible Persons

       The Committee will select grantees from among the employees (including any officer) of the Company and its subsidiaries.
Currently, approximately 120 employees will be eligible, including 15 executive officers. The number of eligible persons can be expected to vary from year to year.

Shares Subject to Plan

       Subject to adjustment as described below, a maximum of 200,000 shares of the Company's common stock may be issued under the Employee Stock Incentive Plan in the form of stock options, restricted stock awards, or SARs. These shares may be unissued shares or treasury shares. Payment of cash in lieu of shares is deemed an issuance of the shares for purposes of determining the maximum number of shares available for grants under the Employee Stock Incentive Plan as a whole or with respect to any individual grantee. In the event of a stock split, stock dividend, spinoff, or other relevant change affecting the common stock of the Company, adjustments may be made to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

Grants Under Employee Stock Incentive Plan

       Stock Options. The Committee may grant nonqualified options and Incentive Stock Options ("ISOs"). The Committee shall establish the option price, which may not be less than 100% of the fair market value of the stock on the date of grant in the case of ISOs and not less than the par value of the Company's common stock in the case of nonqualified options. The Committee does not have discretion to reprice outstanding options.

       The term of the option and the period during which it may be exercised are also established by the Committee, provided that the term may not exceed ten years. Option may not be exercised during the first six months after the date the option is granted. The option price may be satisfied in cash, or, if permitted by the Committee, by delivering to the Company shares of Company common stock, whether already owned or issuable under the option, having a fair market value equal to the option price, or a combination of cash and shares.

       SARs. The Committee may grant SARs either separately or in tandem with options. Each SAR entitles the holder to receive upon exercise of the SAR the excess of the fair market value of the Company's common stock on the date of exercise over the price for such SAR established by the Committee when the SAR was granted, multiplied by the number of shares for which the SAR is exercised. Upon exercise of a SAR, the holder will receive such amount in either cash or shares of common stock of the Company,
<PAGE 21> or in some combination of cash and stock, as determined by the Committee. No SAR may be exercised during the first six months after the date it is granted.

       Restricted Stock Grants. The Committee may also issue shares under a restricted stock grant. The grant would set forth a restriction period during which a grantee who is an employee of the Company must remain in the employment of the Company. If the grantee's employment terminates during the period, the grant would terminate and the shares would be returned to the Company. The Committee could, however, provide complete or partial exceptions to that requirement as it deems equitable. The grantee could not dispose of the shares prior to the expiration of the restriction period. During this period, the grantee would be entitled to vote the shares and receive dividends. Upon a lapse of the restrictions, any restrictive legend on the stock certificate would be removed.

Acceleration of Exercise Period.

       The Committee may, in its sole discretion, permit acceleration of the exercise of any option or SAR or the termination of the restriction on any restricted stock as the Committee may deem necessary or appropriate and may condition such acceleration upon such terms as the Committee may designate. In addition, any restrictions on exercise of options or SARs or the transfer of any restricted stock will cease upon the occurrence of certain events that could constitute a change in control of the Company.

Forfeiture

       If the Committee finds that any holder of an option, SAR, or restricted stock engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of employment by the Company or any subsidiary, or that the holder disclosed trade secrets of the Company, the holder will forfeit all right under such options, SARs, and restricted stock awards that have not been fully exercised.

Federal Income Tax Consequences of Stock Options

       Tax Consequences. The Employee Stock Incentive Plan permits eligible employees of First Leesport and its subsidiaries to receive grants of incentive stock options, which qualify for certain tax benefits. In addition, the Employee Stock Incentive Plan permits employees of First Leesport to receive grants of nonqualified stock options, which do not qualify for such tax benefits.

       The Employee Stock Incentive Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). First Leesport has been advised that under the Code, the following federal income tax consequences will result when incentive stock options or nonqualified stock
<PAGE 22> options, or any combination thereof, are granted or exercised, although the following is not intended to be a complete statement of the applicable law.

       Incentive Stock Options. An optionee generally will not be deemed to receive any income for federal tax purposes at the time an incentive stock option is granted, nor will First Leesport be entitled to a tax deduction at that time. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee upon exercise, the optionee will recognize long-term capital gain or loss upon the sale of such shares equal to the difference between the amount realized on such sale and the exercise price.

       If the foregoing holding periods are not satisfied or the option is exercised more than three months after the optionee's employment with First Leesport has terminated, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. If the sale price exceeds the fair market value on the date of exercise, the gain in excess of the ordinary income portion will be treated as either long-term or short-term capital gain, depending on whether the stock has been held for more than 12 months on the date of sale. Any loss on disposition is a long-term or short-term capital loss, depending upon whether the optionee had held the stock for more than 12 months. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is a director or 10 percent shareholder of First Leesport or an officer of First Leesport subject to Section 16(b) of the Securities Exchange Act of 1934. If First Leesport cancels an option, the optionee recognizes income to the extent of the amount paid by First Leesport to cancel the option over the optionee's basis in such option, if any.

       No income tax deduction will be allowed First Leesport with respect to shares purchased by an optionee upon the exercise of an incentive stock option, provided that such shares are held at least two years after the date of grant and at least one year after the date of exercise. However, if those holding periods are not satisfied, First Leesport may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares.

       The exercise of an incentive stock option and the sale of stock acquired by such exercise could subject an optionee to alternative minimum tax liability for federal income tax purposes.

       Nonqualified Stock Options. An optionee will not be deemed to receive any income for federal tax purposes at the time a nonqualified stock option is granted, nor will First Leesport be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in
<PAGE 23> an amount equal to the excess of the market value of the shares at the time of exercise of the option over the option price of such shares. First Leesport is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee due to the exercise of a nonqualified stock option at the time of such recognition by the optionee.

       Stock-for-Stock Exchange. An optionee who exchanges "statutory option stock" of First Leesport in payment of the price upon the exercise of an incentive stock option will be deemed to make a "disqualifying disposition" of the statutory option stock so transferred unless the applicable holding requirements (two years from the date of the grant and one year after the exercise of an incentive stock option) with respect to such statutory option stock are met after the exercise of incentive stock options but also upon the exercise of qualified stock options and stock acquired under certain other stock purchase plans. If an optionee exercises nonqualified stock options by exchanging previously-owned statutory option stock, the Internal Revenue Service has ruled that the optionee will not recognize gain on the disposition of the statutory option stock (assuming the holding period requirements applicable to such statutory option stock have been satisfied) because of the non-recognition rule of Code Section 1036.

New Plan Benefits Table

       The following table shows the number of stock options ("Units") which were granted for 1998 pursuant to the Employee Stock Incentive Plan to (i) the Named Executive Officers;
(ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, including all current officers who are not executive officers, as a group. <PAGE 24>

                                   NEW PLAN BENEFITS


Name and Position             1998 Employee Incentive Stock Plan
                              Number of Units    Dollar Value($)

Raymond H. Melcher, Jr.            4,000               -0-
President and Chief
Executive Officer

All executive officers,           45,152               -0-
as a group (15 persons)

All directors who are               -0-                -0-
not executive officers,
as a group (8 persons)

All employees, including           3,000               -0-
all current officers who
are not executive officers,
as a group (120 persons)

       If the Employee Stock Incentive Plan is approved by the Shareholders, First Leesport anticipates that the plan will be registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required by July 31, 1999. The cost of such registrations will be borne by First Leesport.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE EMPLOYEE STOCK INCENTIVE PLAN. The affirmative vote of a majority of all votes cast at the Meeting is required to approve this proposal. Abstentions and broker nonvotes will not constitute or be counted as "votes" cast for purposes of the Meeting. All proxies will be voted "FOR" approval of the proposal unless a shareholder specifies to the contrary on such shareholder's proxy card.

                                     MATTER NO. 5
                 PROPOSAL TO APPROVE THE FIRST LEESPORT BANCORP, INC.
                     1998 INDEPENDENT DIRECTORS STOCK OPTION PLAN

Description of the 1998 Independent Directors Stock Option Plan

       The purposes of the First Leesport Bancorp, Inc. 1998 Directors Stock Option Plan (the "Directors Stock Option Plan") are to promote the long-term success of the Company by creating a long-term mutuality of interests between the nonemployee Directors and shareholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors.

       The principal features of the Directors Stock Option Plan are summarized below. The summary is qualified in its entirety
<PAGE 25> by reference to the full text of the Directors Stock
Option Plan which is appended as Exhibit "B" to this proxy statement.

       Subject to adjustment as described below, the Directors
Stock Option Plan authorizes the grant of options for the purchase of up to 50,000 shares of First Leesport's common stock.
Unless terminated earlier by the Board of Directors, the Directors Stock Option Plan will terminate on November 10, 2004.

       Under the Directors Stock Option Plan, only nonqualified stock options may be granted to eligible directors of First Leesport. As of the Record Date, First Leesport had eight directors who would be eligible to participate in the Directors Stock Option Plan.

       In the event of a stock split, stock dividend, spinoff, or other relevant change affecting the common stock of the Company, adjustments may be made to the number of shares available for grants and to the number of shares and price under outstanding options granted before such event.

       The Directors Stock Option Plan authorizes a committee composed of at least two members of the Board, who serve at the discretion of the Board, to administer and interpret the Directors Stock Option Plan. Any shares as to which an option, expires, lapses unexercised, or is terminated or canceled may be subject to a new option.

       The exercise price for options granted under the Directors Stock Option Plan will be the fair market value of the Company's common stock on the date the option is granted. Therefore no dollar value or gain to the optionee is possible without appreciation in the stock price after the date the option is granted.

       The stock options granted under the Directors Stock Option Plan may be exercised for 10 years after the date of grant. Except as provided by the Board of Directors, no option may be transferred by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable during the optionee's lifetime only by the optionee.

       In the event an optionee ceases to be a director for any reason, stock options may continue to be exercised during the term of the option up to 12 months from the date such termination of service as a director.

Acceleration of Exercise Period

       Any restrictions on exercise of options will cease upon the occurrence of certain events that could constitute a change in control of the Company.
  <PAGE 26>
Forfeiture

       If the Committee finds that any holder of an option, engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of employment by the Company or any subsidiary, or that that holder disclosed trade secrets of the Company, the holder will forfeit all right under such options that have not been fully exercised.

       The Board may amend, suspend or terminate the Directors Stock Option Plan at any time without shareholder approval, subject to the requirements of applicable securities and tax laws. The Board may not modify or amend the Directors Stock Option Plan with respect to any outstanding option or impair or cancel any outstanding option without the consent of the affected optionee.

Tax Consequences

       The Directors Stock Option Plan permits nonemployee directors of First Leesport to receive grants of nonqualified stock options. The Directors Stock Option Plan is not a qualified plan under Code Section 401(a) and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. First Leesport has been advised that under the Code, the following federal income tax consequences will result when nonqualified stock options are granted or exercised, although the following is not intended to be a complete statement of the applicable law.

       An optionee will not be deemed to receive any income for federal tax purposes at the time a nonqualified stock option is granted, nor will First Leesport be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares at the time of exercise of the option over the option price of such shares. First Leesport is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee due to the exercise of a nonqualified stock option at the time of such recognition by the optionee.

Stock-for-Stock Exchange

       If an optionee exercises nonqualified stock options by exchanging previously-owned statutory option stock, the Internal Revenue Service has ruled that the optionee will not recognize gain on the disposition of the statutory option stock (assuming the holding period requirements applicable to such statutory option stock have been satisfied) because of the nonrecognition rule of Code Section 1036.

       If the Directors Stock Option Plan is approved by the shareholders, First Leesport anticipates that the Plan will be registered with the Securities and Exchange Commission and with
<PAGE 27> any applicable state securities commission where
registration is required by July 31, 1999. The cost of such registrations will be borne by First Leesport.

       As provided above, only nonemployee directors of First
Leesport will be eligible to receive stock options under the Directors Stock Option Plan.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE DIRECTORS STOCK OPTION PLAN. The affirmative vote of a majority of all votes cast at the Meeting is required to adopt the Directors Stock Option Plan. Abstentions and broker nonvotes will not constitute or be counted as "votes" cast for purposes of the Meeting. All proxies will be voted "FOR" adoption of the Directors Stock Option Plan unless a shareholder specifies to the contrary on such shareholder's proxy card.

                                     MATTER NO. 6
                                APPOINTMENT OF AUDITORS

       The Board has appointed Beard & Company, Inc., Certified Public Accountants, as the Company's independent auditors for 1999. Beard & Company, Inc. has acted as the Company's independent auditors since August 14, 1990. The appointment was recommended by the Audit Committee and is subject to stockholder approval. The Board recommends that you vote "FOR" the appointment. If this proposal does not receive the affirmative vote of shareholders holding a majority of the shares voted at the Meeting, the Board will reconsider the appointment. Representatives of Beard & Company, Inc. will be at the Meeting.

Principal Stockholders

       To the Company's knowledge, no person or group beneficially owned 5% or more of the Company's outstanding common stock as of February 15, 1999.

Other Matters

       Management knows of no business other than as described above that is planned to be brought before the Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon according to their best judgment.

       Stockholders are not entitled to dissenters rights with respect to either matter scheduled to be acted upon.

       The Company's Board of Directors has appointed Judges of Election to tabulate votes cast at the Meeting. The Judges of Election will not count abstentions or broker nonvotes as votes cast for or against either matter to be considered at the Meeting.
  <PAGE 28>
Stockholder Proposals for Next Annual Meeting

       Any stockholder proposal for consideration at the annual meeting of stockholders to be held in 2000 must be received by the Company at its principal offices not later than November 10, 1999, in order for it to be included in the Company's proxy
materials relating to such annual meeting of stockholders.     A
stockholder proposal submitted after November 10, 1999, or which does not otherwise meet the requirements of the applicable regulations relating to stockholder proposals, will not be included in the Company's proxy materials, but may nonetheless be presented at the Annual Meeting of Stockholders in 2000. If the stockholder intending to present such a proposal has not provided the Company notice of the matter on or before February 7, 2000, the proxyholders of the Board of Directors would have discretionary authority to vote on such proposal at the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        DANIEL W. WEIST
                                        Secretary

                                      EXHIBIT "A"

                             FIRST LEESPORT BANCORP, INC.

                          1998 EMPLOYEE STOCK INCENTIVE PLAN


1. Purpose. The purpose of this Employee Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of First Leesport Bancorp, Inc. (the "Corporation") and each subsidiary thereof, as defined in
       Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate personnel who may be responsible for the operation and for management of the affairs of the Corporation and any subsidiary now or hereafter existing ("Subsidiary").

2. Term. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Corporation's shareholders shall be conditioned upon and may not be exercised before receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on and no options shall be granted after the tenth anniversary of the effective date of the Plan.

3. Stock. Shares of the Corporation's common stock (the "Stock"), that may be issued under the Plan shall not exceed, in the aggregate, 200,000 shares, as may be adjusted pursuant to Section 19 hereof. Shares may be either authorized and unissued shares or authorized shares issued by and subsequently reacquired by the Corporation as treasury stock. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Stock subject to an Award that, for any reason, lapses or terminates prior to exercise shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Stock needed to satisfy the requirements of the Plan. The Corporation shall apply for any requisite governmental authority to issue shares under the Plan. The Corporation's failure to obtain any such governmental authority deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan shall relieve the Corporation of any duty or liability for the failure to issue or sell the Stock.
  <PAGE 30>
4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of two or more members of the Board selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by the Committee under the Plan is final and binding.

       The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, the form, number, terms, conditions and duration thereof (including but not limited to when exercisable), the number of shares of Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5.     Awards.  Awards may be made under the Plan in the form of
       (a) "Qualified Options" to purchase Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code,
       (b) "Non-Qualified Options" to purchase Stock, which are not intended to qualify under Sections 421 through 424 of the Code, (c) Stock Appreciation Rights ("SARs"), or
       (d) "Restricted Stock". More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, Stock Appreciation Right or Restricted Stock, as the case may be.

6. Eligibility. Persons eligible to receive Awards shall be those key officers and other employees of the Corporation
       <PAGE 31> and each Subsidiary as determined by the
       Committee. A person's eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person's eligibility to receive or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or any of its affiliates.

7. Qualified Options. In addition to other applicable provisions of the Plan all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

       (a) issued by options intended to be Qualified Options shall be 200,000 shares;

       (b) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier;

       (c) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commerce before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

       (d) If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be twelve (12) months; if the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant's qualified personal representatives,or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable; the Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death;

       (e) The purchase price of Stock subject to any Qualified Option shall not be less than the Stock's fair market
             <PAGE 32> value at the time the Qualified Option is
             awarded and shall not be less than the Stock's par value; and

       (f) Qualified Options may not be sold, transferred or assigned by the participant except by will or the laws of descent and distribution.

8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

       (a) The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

       (b) If a participant who was awarded a Non-Qualified Option ceases to be eligible under the Plan before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

       (c) The purchase price of a share of Stock subject to any Non-Qualified Option shall not be less than the Stock's par value; and

       (d)   Except as otherwise provided by the Committee, Non-
             Qualified Stock Options granted under the Plan are not transferable except as designated by the participant by Will and the laws of descent and distribution.

9. Stock Appreciation Rights. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

       (a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

       (b) Each SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the excess of
             (1) the fair market value at the time of such exercise
             <PAGE 33> of a specified number of shares of Stock as
             determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Stock purchase price thereunder as may be determined by the Committee;

       (c) Upon exercise of any SAR, the participant shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine. If such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

       (d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

       (e) If a participant holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the participant thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

       (f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option,
             (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Option is transferable and under the same conditions, (iv) may be exercised only when such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

10. Restricted Stock. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

       (a) Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a participant at such time, for such or no purchase price, and under and
             <PAGE 34> subject to such transfer, forfeiture and
             other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code, and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

       (b) Except as otherwise provided in the Plan or the Restricted Stock Award, a participant holding shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

       (c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the officer thereof, and shall bear a legend in substantially the following form and content:

                    This Certificate and the shares of Stock hereby represented are subject to the provisions of the Corporation's 1998 Stock Incentive Plan and a certain agreement entered into between the holder and the Corporation pursuant to the Plan. The release of this Certificate and the shares of Stock hereby represented from such provisions shall occur only as provided by the Plan and agreement, a copy of which are on file in the office of the Secretary of the Corporation.

             Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to the Restricted Stock, a certificate for the shares of Stock free of restrictions and without the legend shall be issued to the participant;

       (d) If a participant's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the participant's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its
             <PAGE 35> affiliates, and thereupon and thereafter
             neither the participant nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the participant's will or laws of descent and distribution shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

11. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

       The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Stock that may be acquired by the participant under the other connected Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised his or her SAR, and the number of shares of Stock subject to the participant's SAR shall be reduced by the number of shares of Stock acquired by the participant pursuant to the other connected award.

       The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate.

       In addition:

       (a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders,immediately before the transaction, will not own at least fifty percent(50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the
             <PAGE 36> transaction, then any and all outstanding
             Awards shall immediately become and remain exercisable or, if the transaction is not consummated , until the agreement relating to the transaction expires or is terminated,in which case, all Awards shall be treated as if the agreement was never executed;

       (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding Awards shall immediately become and remain exercisable, or

       (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board (unless the election of each director of the Board who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) then any and all Awards shall immediately become and remain exercisable.

12. Right of First Refusal. Each written agreement for an Award may contain a provision that requires as a condition to exercising a Qualified Option or a Non-Qualified Option that
       the   participant agree prior to selling, transferring or
       otherwise disposing of any shares of Stock obtained through the exercise of the Award to first offer such shares of Stock to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Stock's fair market value as determined under paragraph 14 below, and shall be subject to all applicable federal and state laws, rules and regulations.

13. Withholding. When a participant exercises a stock option or Stock Appreciation Right awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for shares of Stock. At the Committee's discretion, remittance may be made in cash, shares already held by the participant or by the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the participant's withholding obligation. <PAGE 37>

14.    Value. Where used in the Plan, the "fair market value" of
       Stock or any of options or rights with               respect thereto,
       including Awards, shall mean and be determined by (a) the
       average of the      highest and lowest reported sales prices
       thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer " bid" and "ask" prices thereof on the over-the-counter market, as reported by the National
       Association of Securities Dealers Automated Quotation System ("NASDAQ") in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

15. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

       From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary, or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, including but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code, including, but not limited to, the following provisions:

       (a) At the time a Qualified Option is awarded, the aggregate fair market value of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

       (b) No Qualified Option, shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten
             <PAGE 38> percent (10%) of the total combined voting
             power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded. the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the fair market value of the Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

16. Continued Employment. Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

17. General Restrictions. If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Stock (including, without limitations an agreement that, at the time of the participant's exercise of the Award, any Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Stock), then such Award shall not be consummated, in whole or in part, unless the listing, registration, qualification, approval or agreement as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

18. Rights. Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Stock unless and until one or more certificates for the shares of Stock are issued and delivered to the participants.

19. Adjustments. In the event that the shares of common stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Corporation or of other securities of the Corporation or of
       <PAGE 39> another corporation (whether by reason of merger, consolidation, recapitization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of common stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the common stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events.

       If there shall be any other change in the number or kind of the outstanding shares of the common stock of the Corporation, or of any common stock or other securities in which such common stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

       The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

       Fractional shares resulting from any adjustment in Awards pursuant to this Section 19 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

       To the extent that the foregoing adjustments relate to common stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Award that is so adjusted.

20. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the
       <PAGE 40> Corporation or by any Subsidiary and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the Code.

21. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other that under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.
  <PAGE 41>
22. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over.

23.    Miscellaneous.

       (a) Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation as the case may be. With respect to persons subject to
             Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee falls to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

       (b) Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation.

       (c) Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

                                     ------------

                                          END
                                     ------------

                                      EXHIBIT "B"

                             FIRST LEESPORT BANCORP, INC.

                     1998 INDEPENDENT DIRECTORS STOCK OPTION PLAN

       1. Purpose. The 1998 Independent Directors Stock Option Plan (the "Plan") was established to advance the development, growth and financial condition of First Leesport Bancorp, Inc
(the "Corporation") and its subsidiaries, by providing an incentive, through participation in the appreciation of the capital stock of the Corporation, and thereby securing, retaining and motivating members of the Corporation's Board of Directors who are not officers or employees of the Corporation or any subsidiary thereof (the "non-employee directors").

       2. Term. The plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options awarded under the Plan before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the sixth anniversary of the effective date of the Plan.

       3. Stock. The shares of the Corporation's common stock (the "Common Stock") issuable under the Plan shall not exceed 50,000 shares. The amount of the Common Stock issuable under the Plan may be adjusted pursuant to Section 10 hereof. The Common Stock issuable hereunder may either be authorized and unissued shares of Common Stock, or authorized shares of Common Stock issued by the Corporation and subsequently reacquired by it as treasury stock, or shares purchased in open market transactions. Under no circumstances shall fractional shares be issued under the Plan. The Corporation's failure to obtain any governmental authority deemed necessary by the Corporation's legal counsel for the proper grant of the stock options under this Plan and/or the issuance of Common Stock under the Plan shall relieve the Corporation of any duty or liability for the failure to grant stock options under the Plan and/or issue Common Stock under the Plan as to which such authority has not been obtained.

       4. Stock Options. Options will be granted under the Plan period as determined by the Board with no commitment annually or otherwise. Each non-employee director who is a member of the Corporation's Board of Directors on the grant date shall be awarded stock options to purchase shares of Common Stock (the "Stock Options") under the following terms and conditions:

             (a) The time period during which any Stock Option is exercisable shall be ten (10) years after the date of the grant.
<PAGE 43>

             (b) If a director, who has received an award pursuant to the Plan, ceases to be a member of the Board of Directors for any reason, then the director may exercise the Stock Option not more than three (3) months after such cessation. If a director, who has received an award pursuant to the Plan dies, the director's qualified personal representative, or any person who acquires a Stock Option pursuant to the director's Will or the laws of descent and distribution, may exercise such stock Option during its remaining term for a period of not more than twelve
(12) months after the director's death to the extent that the Stock Option would then be and remains exercisable.

             (c) The purchase price of a share of Common Stock subject to a Stock Option shall be the fair market value of the Common Stock on the date of grant, as determined under Section 6 thereof.

             (d) The Stock Option shall be made by a written agreement in accordance with the terms of this Plan, and pursuant to additional terms as may be determined by the Committee (as such term is defined in Section 12 hereof) (the "Stock Option Agreement").

       5. Exercise. Except as otherwise provided in the Plan, a Stock Option may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his designee, identifying the Stock Option being exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to the exercise of the Stock Option. The purchase price of the shares of Common Stock with respect to which a Stock Option is exercised shall be paid with the written notice of exercise, either in cash or in Common Stock, including Common Stock issuable hereunder, at its then current fair market value, or any combination of cash or Common Stock. Funds received by the Corporation from the exercise of any Stock Option shall be used for its general corporate purposes. The number of shares of Common Stock subject to a Stock Option shall be reduced by the number of shares of Common Stock with respect to which the director has exercised rights under the related Stock Option Agreement.

       If the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all outstanding Stock Options
<PAGE 44> shall immediately become exercisable until the
consummation of such transaction, or if not consummated, until the agreement therefor expires or is terminated, in which case thereafter all Stock Options shall be treated as if the agreement never had been executed. If during any period of two (2) consecutive years, the individuals, who at the beginning of such period, constituted the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors (unless the election of each director of the Board of Directors, who was not a director of the Board of Directors at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) thereupon any and all outstanding Stock Options shall immediately become exercisable. If there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of any class of voting stock of the Corporation through the acquisition of, or an offer to acquire, such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board of Directors, thereupon any and all outstanding
Stock Options shall immediately become exercisable.

       6. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer (bid" and "ask" prices thereof on the over-the-countermarket, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based on such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

       7. Continued Relationship. Nothing in the Plan or in any Stock Option shall confer upon any director any right to continue his relationship with the Corporation as a director, or limit or affect any rights, powers or privileges that the Corporation or its shareholders may have with respect to the director's relationship with the Corporation.

       8. General Restrictions. The Board of Directors may require, in its discretion, (a) the listing, registration or qualification of the Common Stock issuable pursuant to the Plan on any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an execution of agreement by any director with respect to disposition of any Common Stock (including, without limitation, that at the time of the director's exercise of the Stock Option, any Common Stock thereby acquired is being and will be acquired solely for investment purposes and without any
<PAGE 45> intention to sell or distribute the Common Stock).  If the Board of Directors so requires, then Stock Options shall not be exercised, in whole or in part, unless such listing, registration, qualification, approval or agreement has been appropriately effected or obtained to the satisfaction of the Board of Directors and legal counsel for the Corporation. Notwithstanding anything to the contrary herein, a director shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock Option was granted and, in any event, the transfer or disposition is made in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and as the same may be amended from time to time.

       9. Rights. Except as otherwise provided in the Plan, a director shall have no rights as a holder of the Common Stock subject to a Stock Option unless and until one or more certificates for the shares of Common Stock are issued and delivered to the director. No Stock Option, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

       10. Adjustments. In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of Common Stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of shares of Common Stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of Common Stock of the Corporation that was theretofore appropriated, or that thereafter may become subject to a Stock Option under the Plan, the number and kind of shares of Common Stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each share shall be entitled, as the case may be. Each outstanding Stock Option shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

       If there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Corporation, or of any Common Stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board of Directors shall, in their sole discretion, determine that the change equitably requires an adjustment in any Stock Option that was theretofore granted or that may thereafter be granted under
<PAGE 46> the Plan, then such adjustment shall be made in
accordance with the determination.

       The grant of a Stock Option pursuant to the Plan shall not affect, in any way, the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

       Fractional shares resulting from any adjustment in a Stock
Option pursuant to this Section 10 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

       To the extent that the foregoing adjustments relate to Common Stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board of Directors or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of a Stock Option that is so adjusted.

       11. Forfeiture. Notwithstanding anything to the contrary in this Plan, if any option holder is engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his relationship with the Corporation or its affiliates, or has disclosed trade secrets of the Corporation or its affiliates, the option holder shall forfeit all rights under and to all unexercised Stock Options, and all exercised Stock Options for which the Corporation has not yet delivered certificates for shares of Common Stock, and all rights to receive Stock Options shall be automatically canceled.

       12. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board of Directors or in a committee of two or more members of the Board of Directors, selected by the Board of Directors (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

       13. Miscellaneous. Any reference contained in this Plan to a particular section or provision of law, rule or regulation shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to the persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of the Rule and the regulations promulgated thereunder or any successor rule
<PAGE 47> that may be promulgated by the Securities and Exchange
Commission. To the extent any provision of this Plan fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law, subject to the provisions of Section 15, below. Where used in this Plan, the plural shall include the singular, and, unless the context otherwise clearly requires, the singular shall include the plural and the masculine shall include the feminine. The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

       14. Transferability. Except as otherwise provided by the Board of Directors, Stock Options granted under the Plan are not transferable except as designated by the participant by will and the laws of descent and distribution.

       15. Amendment. The Plan may be amended, suspended or terminated, without notice, by a majority vote of the Board of Directors of the Corporation.

       16. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of American and any state or local authority having jurisdiction there over.


                                      ----------
                                          END
                                      ----------

                             FIRST LEESPORT BANCORP, INC.

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       I/We hereby appoint Mrs. Jenette Eck, as proxyholder, with the power to appoint her substitute, and hereby authorize her to represent and to vote, as designated on the reverse side, all the shares of common stock of First Leesport Bancorp, Inc. held of record by me/us on March 12, 1999, at the Annual Meeting of Stockholders to be held on April 27, 1999, or any adjournment thereof.

       This proxy when properly executed will be voted in the manner directed hereon. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR MATTERS NO. 2, 3, 4, 5 and 6. This proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

* The votes shown on the reverse side are the total votes that may be cast by this proxy, based on one vote per each share of First Leesport Bancorp, Inc. common stock held.

                PLEASE VOTE AND SIGN ON THE OTHER SIDE.  NO POSTAGE IS
                  REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED
                       ENVELOPE AND MAILED IN THE UNITED STATES

                            Please date, sign and mail your
                         proxy card back as soon as possible!

                            Annual Meeting of Stockholders
                             FIRST LEESPORT BANCORP, INC.

                                    April 27, 1999

                    Please Detach and Mail in the Envelope Provided

[ X ]        Please mark your votes as in this example.

MATTER NO. 1 -      ELECTION OF THREE CLASS II DIRECTORS AND ONE
                    CLASS III DIRECTOR

Nominees for Class II Directors                Nominee for Class III Director

Raymond H. Melcher, Jr.                        Edward C. Barrett
William J. Keller
Charles J. Hopkins

[   ]        FOR all nominees listed hereon (except as marked to the
             contrary below)

[   ]        WITHHOLD AUTHORITY to vote for all nominees listed

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

___________________________

MATTER NO. 2 -      AMENDMENT OF THE COMPANY'S ARTICLES OF
                    INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED
                    COMMON STOCK

FOR   [   ]            AGAINST   [   ]            ABSTAIN   [   ]

MATTER NO. 3 -      AMENDMENT OF THE COMPANY'S ARTICLES OF
                    INCORPORATION TO DECREASE THE PERCENTAGE OF SHARES
                    REQUIRED TO APPROVE CERTAIN MERGERS AND
                    CONSOLIDATIONS

FOR   [   ]            AGAINST   [   ]            ABSTAIN   [   ]

MATTER NO. 4 -      APPROVAL OF THE 1998 EMPLOYEE STOCK INCENTIVE PLAN

FOR   [   ]            AGAINST   [   ]            ABSTAIN   [   ]

MATTER NO. 5 -      APPROVAL OF THE 1998 INDEPENDENT DIRECTOR'S STOCK
                    OPTION PLAN

FOR   [   ]            AGAINST   [   ]            ABSTAIN   [   ]
  <PAGE 50>
MATTER NO. 6 -      APPOINTMENT OF BEARD & COMPANY AS THE COMPANY'S
                    AUDITORS FOR 1999.

FOR   [   ]            AGAINST   [   ]            ABSTAIN   [   ]

       The undersigned hereby acknowledges receipt of the Proxy
Statement dated March 23, 1999, and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournments thereof.

Dated:__________________                ___________________________________
                                        Signature

Dated:__________________                ___________________________________
                                        Signature if held jointly

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
             If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. <PAGE 51>